Exhibit 10.95

Memorandum of understanding between

Aurum Innova (Pty) Limited “Innova” and

Guardian Technologies International (Guardian) and

National Health Laboratory Services (NHLS)

Memorandum of understanding (MOU) between Innova, located at The Ridge, 29 Queens Road, Parktown, Johannesburg, South Africa 2193 and Guardian Technologies International, located at 516 Herndon Parkway, Suite A, Herndon Virginia, 20170 and the NHLS, located at 1 Modderfontein Road Sandringham, Johannesburg, South Africa.

Purpose:

The parties have been working jointly and now wish to formalize their endeavors.  This MOU sets forth the major activities, roles and responsibilities under which Guardian, Innova and NHLS will jointly undertake the proposed activities for completion of the Signature Mapping TBDxTM prototype.  The parties will collaborate to enhance the system's overall performance and customize its use for application in the NHLS Tuberculosis (TB) diagnosis and quality management program and clinically evaluate measure and test Signature Mapping TBDxTM system performance.  This collaboration will plan and conduct Signature Mapping TBDxTM clinical evaluation at particular laboratories conducting sputum slide TB analysis and diagnosis in the NHLS in South Africa.

Scope of the MOU:

1.

Complete analysis of the optimal hardware configurations for sputum TB detection and quantification.

2.

Plan and execute appropriate clinical evaluations, to be conducted in selected NHLS production lab sites, and provide reports and recommendations as needed.

3.

Plan and execute appropriate clinical studies with a view to joint publication of the operational and clinical results.

4.

Complete the development of the Signature Mapping TBDxTM prototype suitable such that it may be deployed in NHLS laboratory sites.

5.

Analyze and specify optimal system requirements for the development of a higher throughput Signature Mapping automation and high throughput enhancement (the so-called “black box” concept), customized fully automated solution for the NHLS.

6.

Establish longer-term program vision and next steps to meet the clinical requirements of the NHLS TB program in South Africa.

7.

Create and manage the TBDx scientific advisory board (SAB) to over see the scientific aspects of the projects in South Africa.

Innova will support the following activities:

1.

Work in good faith and in a cooperative effort to accomplish the spirit and objectives of this MOU.

2.

Innova will coordinate and assist in the planning of appropriate protocols to conduct the clinical evaluations and report performance.

3.

Innova together with other appropriate parties will manage the clinical studies

4.

Innova will help acquire the appropriate hardware to conduct and coordinate the clinical evaluations.

5.

Support, provide guidance and feedback for the optimization of performance for the Signature Mapping TBDxTM prototype.

6.

Establish program extensions for:

a.

Additional and ongoing research programs

b.

Culture – Ziehl-Neelsen analysis

c.

Training and education

d.

Quality management

e.

Different resolution, magnification or enlargement options

7.

Create and manage the SAB.

Guardian Technologies International will conduct the following activities:

1.

Work in good faith and in a cooperative effort to accomplish the spirit and objectives of this MOU.

2.

Conduct an evaluation of Signature Mapping TBDxTM prototype performance using an Olympus fluorescent microscope as provided by the NHLS.

1.

Evaluation of optimal hardware configurations (at 400 x magnification)

a.

Mercury vapor luminescence versus LED

b.

Exposure settings

c.

Digital camera resolution

d.

Lens optics; normal versus Mplan

2.

Establish preferred product configuration

a.

Light and lens configuration

b.

Digital camera performance

c.

Performance specifications

3.

Conduct sputum slide quality analysis

a.

Macro and micro analysis using fluorescence slide staining technologies

b.

For quality control and possible specific Signature Mapping performance for slide type, such as : borderline, can’t locate, even, excellent, good, thick, thin, uneven, uneven thin, and uneven small

4.

Optimize Signature Mapping detection, quantification and workflow performance.

a.

Enhance the sensitivity and specificity performance parameters of Signature Mapping TBDxTM.

5.

Support and conduct with Innova and NHLS clinical evaluation and make the required software available.

6.

Ensure appropriate training of responsible personnel

3.

Together with other parties analyze and recommend appropriate high throughput automation enhancements for Signature Mapping TBDxTM.

a.

Auto stage control/autoloader

b.

Image acquisition automation

c.

Evaluate possible 200x magnification image acquisition capability

d.

Together with the other parties, create a specification document for the high throughput Signature Mapping TBDxTM system.

4.

Establish program extensions for:

a.

Additional and ongoing research programs

b.

Culture – Ziehl-Neelsen analysis

c.

Training and education

d.

Quality management

e.

Different resolution, magnification or enlargement options

NHLS will support and conduct the following activities:

1.

Work in good faith and in a cooperative effort to accomplish the spirit and objectives of this MOU.

2.

Provide access to production labs for clinical valuation of the Signature Mapping TBDxTM prototype.

3.

Collect and truth requested sputum TB slide samples.

4.

Train appropriate personnel in the use of the TBDx prototype.

5.

Support the development of appropriate clinical studies and the SAB.

6.

Establish and conduct clinical evaluation Signature Mapping TBDxTM prototype.

Including the following sites:

i.

National TB reference lab

ii.

Braamfontein

iii.

Kimberly

iv.

Rustenburg

v.

Capetown

7.

Work to establish clinical performance standards and product requirements for the automated second-generation high throughput system.

8.

Establish program extensions for:

a.

Additional and ongoing research programs

b.

Culture – Ziehl-Neelsen analysis

c.

Training and education

d.

Quality management

e.

Different resolution, magnification or enlargement options

Confidentiality Obligations:

As per the previously signed NDA between the parties.

Financial obligations:

Except as otherwise agreed to in writing each party shall be responsible for their own expenses under this MOU.  The NHLS will provide access to the appropriate hardware or purchase requested hardware to conduct the clinical evaluations.

FOR:

Guardian Technologies International

Richard F. Borrelli

VP Healthcare

/s/ Richard F. Borrelli

Date:

March 24, 2009

FOR:

Aurum Innova (Pty) Limited

Dr. David Clark

Chief Operating Officer

/s/ Dr. David Clark

Date:

March 23, 2009

FOR:

NHLS

/s/ Gerrit Coetzee, Head: NTBRL, NICD, NHLS

Date:

March 16, 2009